UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Predictive Oncology Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PREDICTIVE ONCOLOGY INC.

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

Telephone: (412) 432-1500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 25, 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Predictive Oncology Inc. (the “Company”) on November 25, 2025, at                    (Eastern Time) at the offices of DLA Piper LLP (US) at 1001 Liberty Avenue, Suite 500, Pittsburgh, Pennsylvania, 15222 for the following purposes:

1.	To elect two Class I directors to hold office until the 2028 Annual Meeting of Stockholders;

2.	To ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal”);

3.	To approve an amendment to the Company’s 2024 Equity Incentive Plan (the “Plan Amendment Proposal”);

4.

To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of 14,903,393 shares of our common stock upon the exercise of pre-funded warrants to purchase 14,903,393 shares of common stock (the “Issuance Proposal”);

5.	To vote on a non-binding advisory resolution to approve compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this Notice; and

6.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The record date for the Annual Meeting is October 24, 2025. Only stockholders of record at the close of business on that date are entitled to vote at the meeting or any adjournment thereof, or by proxy.

By Order of the Board of Directors,
/s/ Raymond Vennare
Raymond Vennare
Chief Executive Officer

Pittsburgh, Pennsylvania

, 2025

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares. You may vote your proxy over the Internet or by completing and returning the proxy card mailed to you. Voting instructions are printed on your proxy card and included in the proxy statement. Any stockholder attending the meeting may vote in person, even if you have previously submitted your vote. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a legal proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 25, 2025:

The Notice of Annual Meeting of Stockholders, the Proxy Statement and form of proxy card for the Annual Meeting are available at www.annualgeneralmeetings.com/poai/2025/.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PREDICTIVE ONCOLOGY INC.

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

Telephone: (412) 432-1500

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 25, 2025

QUESTIONS AND ANSWERS

Who is soliciting my vote?

The Board of Directors (the “Board of Directors” or the “Board”) of Predictive Oncology Inc. (“Predictive” or the “Company”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on November 25, 2025, at                        (Eastern Time), at the offices of DLA Piper LLP (US) at 1001 Liberty Avenue, Suite 500, Pittsburgh, Pennsylvania 15222, including any adjournments or postponements of the Annual Meeting. We are first making this Proxy Statement and accompanying materials available to our stockholders on or about October 27, 2025.

Am I allowed to attend the Annual Meeting in person?

Stockholders may attend the Annual Meeting in person. Any stockholder who desires to attend in person is kindly asked to provide advance written notice to secretary@predictive-oncology.com. If you would like directions to the offices of DLA Piper LLP (US), please call (412) 432-1500.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on October 24, 2025, will be entitled to vote at the Annual Meeting. On the record date, there were         shares of common stock outstanding and entitled to vote. A list of stockholders, as of the record date, will be available for inspection for the ten days prior to the Annual Meeting. If you would like to inspect the stockholder list, contact us at secretary@predictive-oncology.com.

Stockholder of Record: Shares Registered in Your Name

If, on October 24, 2025, your shares were registered directly in your name with the Company’s transfer agent, Pacific Stock Transfer, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically over the Internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time, as instructed below.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on October 24, 2025, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

1.	The election of two Class I directors to hold office until the 2028 Annual Meeting of Stockholders;

2.	The ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”);

3.	The approval of an amendment to the 2024 Equity Incentive Plan (the “Plan Amendment Proposal”);

4.

The approval, in accordance with Nasdaq Listing Rule 5635(a), of the issuance of 14,903,393 shares of our common stock upon the exercise of pre-funded warrants to purchase 14,903,393 shares of common stock (the “Issuance Proposal); and

5.	A non-binding advisory resolution to approve compensation of the Company’s executive officers as disclosed in the proxy statement accompanying this Notice.

We may also transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

How do I vote?

For Proposal No. 1, you may either vote “FOR” the nominee to the Board of Directors or you may “Withhold” your vote for the nominee. With respect to Proposals 2, 3, 4 and 5, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card, or vote by proxy on the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote your shares even if you have already voted by proxy.

●

To vote online before the Annual Meeting, go to www.annualgeneralmeetings.com/poai and transmit your voting instructions up until 11:59 p.m. Eastern time on November 24, 2025. Be sure to have your proxy card available and follow the instructions given on the secure website.

●

To vote using a proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should receive proxy materials and voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is submitted to your broker or bank. To vote in real time at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of October 24, 2025.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking any voting selections, your shares will be voted “For” the directors nominated for election in Proposal No. 1, and “For” Proposals 2, 3, 4 and 5. If you are a stockholder of record and do not vote over the Internet or by completing your proxy card, by voting at the annual meeting, your shares will not be voted.

Who is the Company’s proxy solicitor, and who is paying for this proxy solicitation?

The Company has retained Sodali & Co. (“Sodali”), an independent proxy solicitation firm, to assist in soliciting proxies on our behalf. We have agreed to pay Sodali a fee of approximately $15,000, plus out-of-pocket expenses, for these services. We bear all proxy solicitation costs. If stockholders need assistance with casting or changing their vote, they should contact our proxy solicitor at (800) 662-5200.

In addition, our directors and employees may also solicit proxies in person, by telephone, email or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Are proxy materials available on the Internet?

Proxy materials for the Annual Meeting are available at www.annualgeneralmeetings.com/poai.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may send a written notice to the secretary of the Company before the Annual Meeting stating that you would like to revoke your proxy.

●	If you have signed and returned a paper proxy card, you may sign a new proxy card bearing a later date and submit it as instructed above.

●	If you have voted over the Internet, you may cast a new vote over the Internet as instructed above.

You may attend the Annual Meeting to vote in person. Attending the meeting will not, by itself, revoke your proxy. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Is cumulative voting permitted for the election of directors?

No. You will not be permitted to cumulate your votes for the election of directors. Under Delaware law, stockholders are not entitled to cumulative voting rights unless a corporation’s certificate of incorporation explicitly authorizes such rights. The Company’s certificate of incorporation (the “Certificate of Incorporation”) does not authorize cumulative voting rights for stockholders.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered “routine,” but not with respect to “non-routine” matters. Proposal No. 2 is considered routine under the Nasdaq rules. All other proposals are matters considered non-routine by the Nasdaq Stock Market, and therefore, there may be broker non-votes on these proposals.

How are votes counted and how many votes are needed to approve each proposal?

●

For Proposal No. 1, the election of two Class I directors, the nominees receiving the most “For” votes (from the holders of shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal 1) will be elected. Only votes “For” or “Withheld” will affect the outcome. Broker non-votes will have no effect on the outcome of Proposal 1.

●

For Proposal No. 2, approval of auditors, to be approved, Proposal No. 2 must receive a “For” vote from majority of shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 2. Abstentions will be counted towards the vote total for Proposal 2 and will have the same effect as “Against” votes. No broker non-votes are expected on Proposal No. 2.

●

For Proposal No. 3, approval of an amendment to the 2024 Equity Incentive Plan (the “Plan”), Proposal No. 3 must receive a “For” vote from a majority of the shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 3. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 3.

●

For Proposal No. 4, approval of the issuance of 14,903,393 shares of common stock issuable upon exercise of the Pre-Funded Warrants (as defined below), Proposal No. 4 must receive a “For” vote from a majority of the shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 4. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 4.

●

For Proposal No. 5, voting on a non-binding advisory resolution on executive compensation, Proposal No. 5 must receive a “For” vote from a majority of shares of capital stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on Proposal No. 5. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will not have any effect on approval of Proposal No. 5.

Because Proposal No. 5 is advisory only, the outcome of this vote will not be binding upon the Company or the Board of Directors. However, we value stockholders’ opinions, and we will consider the outcome of that vote when determining future executive compensation arrangements.

What is the quorum requirement?

A quorum of the Company’s stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least one-third of the outstanding shares are present at the meeting or represented by proxy. On the record date, there were          shares of common stock outstanding and entitled to vote. Thus, the holders of          shares of common stock must be present at the meeting or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in real time at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days after the Annual Meeting.

When are stockholder proposals due for the 2026 Annual Meeting?

If you would like to present a proposal for consideration to be included in the proxy materials for the 2026 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act and the advance notice provisions of our Second Amended and Restated Bylaws, as amended (the “Bylaws”). You must also make sure that we receive your proposal at our executive offices (sent c/o Secretary) no earlier than August 27, 2026 and no later than September 25, 2026 if the 2026 annual meeting is held between October 25, 2026 and January 22, 2027. If the 2026 annual meeting is not held within such period, then we will disclose the deadline for such proposals, if different.

If you would like to recommend a person for consideration as a nominee for election as a director at the 2026 annual meeting of stockholders, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your nomination at our executive offices (sent c/o Secretary) no earlier than August 27, 2026 and no later than September 25, 2026 if the 2026 annual meeting is held between October 25, 2026 and January 22, 2027. If the 2026 annual meeting is not held within such period, then the Company will disclose the deadline for such proposals, if different.

If you would like to present a proposal at the 2026 annual meeting of stockholders without including it in our proxy statement, you must comply with the advance notice provisions of our Bylaws. These provisions require that we receive your proposal at our executive offices (sent c/o Secretary) no earlier than August 27, 2026 and no later than September 25, 2026 if the 2026 annual meeting is held between October 25, 2026 and January 22, 2027. If the Annual Meeting is not held within such period, then the Company will disclose the deadline for such proposals, if different.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees for the 2026 Annual Meeting of Stockholders other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 25, 2026, which is 60 days prior to the anniversary date of the annual meeting.

If the presiding officer at the 2026 Annual Meeting of Stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of our Bylaws, the proposal or nomination will be ruled out of order and not acted upon.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors shall be comprised of such number of directors as determined by the Board, subject to a maximum of seven directors, and directors need not be stockholders of the Company. The Board is divided into three classes, and one class is elected each year at the Annual Meeting of Stockholders for a term of three years. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term and until the director’s successor is elected and qualified.

The Company does not maintain term limits for its directors, and each director serves for a three-year term or until his or her successor is elected and duly qualified. The Board has established a Nominating and Governance Committee which considers director candidates, including those recommended by stockholders, and recommends candidates to the full Board for approval. To recommend an individual for nomination as a director, stockholders should submit such recommendation in writing to our Secretary at 91 43rd Street, Suite 110, Pittsburgh, Pennsylvania 15201.

The terms of the Class I directors are scheduled to expire on the date of the upcoming Annual Meeting. Based on the recommendation of the Nominating and Governance Committee, the Board’s nominees for election by the stockholders are Daniel E. Handley, M.S., Ph.D. and Chuck Nuzum. If elected, each nominee will serve as a director until the 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal. The terms of the current Class II and Class III directors are scheduled to expire on the date of the Company’s 2026 and 2027 annual stockholders’ meetings, respectively. The Board is currently comprised of seven sitting directors.

On September 25, 2025, Nancy Chung-Welch, Ph.D. resigned from the Board with her resignation effective October 7, 2025. Dr. Chung-Welch’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company.

On September 26, 2025, Shawn Matthews was appointed to the Board as a Class II director with his appointment taking effect October 7, 2025 and having a term expiring at the Company’s 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal.

Set forth below are the biographies of each director, as well as a discussion of the experience, qualifications, attributes and skills that led the Board to conclude that each person nominated to serve or currently serving on the Board should serve as a director. In addition to the information presented below, we believe that the nominees meet the minimum qualifications established by the Nominating and Governance Committee.

Name	Age (1)	Position	Director Class

Raymond F. Vennare	73	Director, CEO, Chairman of the Board	Class III
Daniel E. Handley, M.S., Ph.D.	65	Director	Class I
Gregory S. St. Clair, Sr.	59	Director	Class II
Chuck Nuzum	77	Director	Class I
Matthew J. Hawryluk, Ph.D.	47	Director	Class II
Veena Rao, Ph.D.	58	Director	Class III
Shawn Matthews	58	Director	Class II

(1)	As of the date of this proxy statement

Nominees for Class I Directors for a Three-Year Term Ending at the 2028 Annual Meeting

Daniel E. Handley M.S., Ph.D. Dr. Handley was appointed to the Board on February 19, 2020. Since April 15, 2019, he serves as a Professor and Program Director of Human Genetics and Genomics Graduate Education at Southern California University of Health Sciences, a 501(3) educational non-profit institution. Previously, he was the Chief Scientific Officer of the Clinical and Translational Genome Research Institute, a Florida 501(c)3 non-profit corporation. During that time, he also held a courtesy faculty appointment in the Department of Biological Sciences at Florida Gulf Coast University. He previously served as the Chief Scientific Officer for Advanced Healthcare Technology Solutions, Inc., Life-Seq, LLC, as a senior researcher at the Procter & Gamble Co., a senior administrator, researcher, and laboratory manager at the David Geffen UCLA School of Medicine, and as a founding biotechnology inventor for the National Genetics Institute. He holds a B.A. in Biophysics from Johns Hopkins University, an M.S. in Logic and Computation from Carnegie Mellon University, a Ph.D. in Human Genetics from the University of Pittsburgh. He completed his post-doctoral training at Magee-Women’s Research Institute researching advanced genomic technologies applied to fetal and maternal health. He is a veteran of the U.S. Navy, having served as a nuclear propulsion instructor and a submarine nuclear reactor operator.

Chuck Nuzum. Mr. Nuzum was appointed to the Board on July 9, 2020. He has extensive experience as a CFO that ranges from private start-ups to large publicly traded companies. Mr. Nuzum presently provides financial consulting services on a project basis to companies such as McKesson, BioMarin, AutoDesk and Squire Patton Boggs, a financial services company and a company employing advanced technology to construct affordable homes and mentors start-up companies. Previously he was co-founder and CFO of the Tyburn Group, a financial services company that creates and delivers prepaid payroll and general-purpose card programs for customers. For the four years prior, Mr. Nuzum served as the Controller of Dey, L.P., a large pharmaceutical manufacturing subsidiary of Merck KGaA. Prior to that he was co-founder, Executive Vice President and CFO of SVC Financials Services, one of the first companies in the field to integrate a mobile money solution for global distribution, Vice President of Finance and Administration at Tiburon, Inc., a leader in public safety and justice information systems, and CFO of Winebid.com the world’s leading e-commerce wine auction company. For more than two decades, Mr. Nuzum was CFO of Loomis Fargo & Co., the well-known international provider of ATM systems, armored cars and other security services. Mr. Nuzum, a Certified Public Accountant, earned his BA at the University of Washington at Seattle.

Class II Directors Continuing in Office Until the 2026 Annual Meeting

Gregory S. St. Clair, Sr. Mr. St. Clair was appointed to the Board on July 9, 2020. He is the Founder and Managing Member of SunStone Consulting, LLC, a healthcare consulting firm that has served healthcare providers throughout the United States since 2002. As frequently sought experts on issues related to compliance, reimbursement and revenue integrity, Mr. St. Clair and his team are constantly on-call to assist clients as they address financial challenges through creative solutions to the nation’s health systems. He is a nationally recognized expert by government regulators and health law attorneys regarding reimbursement and compliance matters. Previously, Mr. St. Clair worked as a national vice president for CGI, ImrGlobal, and Orion Consulting and as national director for Coopers & Lybrand. He holds a B.S. in Accounting and Finance from Juniata College in Huntington, Pennsylvania.

Matthew J. Hawryluk, Ph.D. Dr. Hawryluk was appointed to the Board on November 29, 2022. Dr. Hawryluk was appointed to the Board as a Class II director. Dr. Hawryluk currently serves as a Chief Business Officer working with multiple companies. Dr. Hawryluk served as Chief Business Officer of AIRNA Corporation from January 2025 to June 2025. Prior to AIRNA, Dr. Hawryluk served as Executive Vice President and Chief Business Officer of Gritstone bio, Inc. from November 2015 to December 2024. Prior to Gritstone, from April 2011 to October 2015, Dr. Hawryluk held positions of increasing responsibility at Foundation Medicine, Inc., then a public molecular diagnostics company (subsequently acquired by Roche), most recently serving as Vice President, Corporate and Business Development. Previously, he held roles in business development, marketing, and product management across multiple divisions of Thermo Fisher Scientific, Inc. Dr. Hawryluk received a B.S. from the University of Notre Dame, a Ph.D. in cell biology and protein biochemistry from the University of Pittsburgh School of Medicine and an M.B.A. at Carnegie Mellon University’s Tepper School of Business as a Swartz Entrepreneurial Fellow.

Shawn Matthews. Mr. Matthews is the Chief Executive Officer of DNA Holdings Venture, Inc., and founder and Chief Investment Officer of Hondius Capital Management, a global asset management firm he established in 2019. From 2009 to 2018, Mr. Matthews served as Chief Executive Officer and President of Cantor Fitzgerald & Co., where he oversaw more than 100 affiliated entities across a broad spectrum of financial services and fintech businesses. Mr. Matthews joined Cantor Fitzgerald in 2005 and held several senior roles, including Head of Capital Markets and Head of Mortgage Trading. Earlier in his career, Mr. Matthews held positions at Wertheim Schroder & Co., West Side Capital, and Alchemist Capital Management. Mr. Matthews holds a B.S. in Finance from Fairfield University and an MBA from Hofstra University.

Class III Directors Continuing in Office Until the 2027 Annual Meeting

Raymond F. Vennare. Mr. Vennare was appointed to the Board on September 13, 2021, and in November 2022, was appointed as our Chief Executive Officer and as Chairman of the Board. Mr. Vennare brings more than thirty years of experience to his work as an accomplished senior executive, board director and biotechnology entrepreneur. As a professional who has built and managed companies on behalf of institutional investors, private foundations and research institutions, he is recognized as an expert in the practice of company creation, technology commercialization, business development and corporate governance. Mr. Vennare is currently (and has been since 2015) Chairman of the Board of Cvergenx, Inc., a genomic informatics company developing decision-support tools for radiation oncology, and since 2019 has been on the Board of Directors of Cvergenx Technologies India Private, Ltd. Mr. Vennare was CEO of Cvergenx, Inc., from 2015 until 2022 when he resigned as CEO of Cvergenx upon accepting his position as CEO and Chairman of the Board for Predictive Oncology Inc. He also serves as a trusted and confidential advisor to clients as diverse as nationally ranked universities and philanthropic foundations to multi-national publicly traded companies and early-stage start-ups. Previously Mr. Vennare was Co-founder, President and CEO of ThermalTherapeutic Systems, Inc. (Medical Device); President and Chief Executive Officer of ImmunoSite, Inc. (Diagnostics); Senior Vice President and Chief Information Officer, TissueInformatics, Inc. (Bioinformatics); Founder, President and Partner in VSInteractive (Information Technology) and, Founder and President of the Fine Art Inventory Network (On-line Commerce). From June 2018 to December 2020, he was Vice Chairman of Guangzhou INDA Biotechnology Company, Ltd. Mr. Vennare has a Master’s Degree in Business and Ethics from Duquesne University, a Master’s Degree in Art History and Museum Studies from Case Western Reserve University and a Bachelor’s Degree from the University of Pittsburgh.

Veena Rao, Ph.D. Dr. Rao was appointed to the Board on May 2, 2023. Dr. Rao is an experienced commercial and technical leader with over 25 years of experience in the areas of drug development, med tech, medical devices, and digital health, having held a number of roles in both large and small company environments. She has a background in technology innovation, licensing, and corporate business development in addition to having led commercialization launches and go-to-market teams for novel drug and medical device products. Dr. Rao currently serves as Chief Operating Officer at Abvance Therapeutics, a seed-stage biotech developing novel diabetes treatments. Previously, Dr. Rao served as President and Chief Business Officer at Portal Instruments and Chief Commercial Officer at Beta Bionics. Prior to Beta Bionics, Dr. Rao spent over a decade at Eli Lilly and Company holding several commercial and technical roles including as Vice President of External Innovation for the Lilly Device, Delivery, and Digital Health teams. Dr. Rao has also served on the Board of Directors of Thermalin, Inc, advisor to the PharmStars digital health accelerator, and as an advisor to Digbi Health. Dr. Rao holds a B.S. in Chemical Engineering from the University of Minnesota, a PhD in Chemical Engineering from Stanford University and an MBA from the University of Virginia Darden School of Business.

Vote Required and Board of Directors’ Recommendation

Directors are elected by a plurality of the votes of the shares present at the Annual Meeting or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. The nominees receiving the most “For” votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the nominees named above or, if any nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by the Board. The nominees have agreed to serve as directors if elected, and the Company has no reason to believe that the nominees will be unable to serve.

The proposal for the election of directors relates solely to the election of the Class I directors nominated by the Board of Directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE CLASS I NOMINEES NAMED ABOVE.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Under NASDAQ listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board of Directors consults with counsel to ensure that the Board of Directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management, and its independent registered public accounting firm, the Board of Directors has determined that Gregory S. St. Clair, Sr., Matthew J. Hawryluk, Ph.D., Veena Rao, Chuck Nuzum and Dan Handley, Ph.D. are independent directors within the meaning of the NASDAQ listing standards. In making this determination, the Board of Directors found that none of these directors and nominees had a material or other disqualifying relationship with the Company.

Leadership Structure

The Company does not have a policy regarding the separation of the roles of the Chief Executive Officer and the Chair of the Board, and instead the Board of Directors has the flexibility to select its Chair and Chief Executive Officer in the manner it believes is in the best interests of the stockholders. On November 1, 2022, Raymond F. Vennare was appointed Chairman of the Board and Chief Executive Officer of the Company. In April 2021, the Board appointed Chuck Nuzum as lead independent director. As lead independent director, Mr. Nuzum presides at all meetings of the Board of Directors at which the Chairman is not present, presides at executive sessions of the independence directors, calling meeting of independent directors as necessary and serving as a liaison between the Chairman and the independent directors.

Oversight of Risk Management

Board-level risk oversight is primarily performed by our full Board, although the Audit Committee oversees our internal controls and regularly assesses financial and accounting processes and risks. Our risk oversight process includes an ongoing dialogue between management and the Board and the Audit Committee, intended to identify and analyze risks that face the Company. Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation plans may be necessary. The Board (or the Audit Committee, with respect to risks related to internal controls, financial and accounting matters) monitors risk mitigation action plans developed by management, to ensure such plans are implemented and are effective in reducing the targeted risk.

Code of Ethics and Business Conduct

Our Board has adopted the Code of Ethics of Predictive Oncology Inc. that applies to all officers, directors and employees of the Company. We intend to maintain high standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics is available in print to any stockholder requesting a copy in writing from our Corporate Secretary at our executive office set forth on the cover page of this proxy statement.

Stockholder Communications with the Board of Directors

Stockholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)

Predictive Oncology Inc.

Attention: Secretary

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

All stockholder communications sent in care of our Secretary will be forwarded promptly to the applicable director(s).

Meetings of the Board of Directors

The Board of Directors met nine times during the fiscal year ended December 31, 2024. During that fiscal year, all directors attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served, and which were held during the period for which they were directors or committee members. In addition, the directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent, in accordance with the Certificate of Incorporation, as amended, its Bylaws, as amended, and Delaware law. The Company does not have a formal policy, but encourages directors to attend the annual meeting of stockholders.

Family Relationships

There are no family relationships our directors and executive officers.

Legal Proceedings

Dr. Hawryluk served as Executive Vice President and Chief Business Officer of Gritstone bio, Inc. from November 2015 to December 2024. Effective as of December 31, 2024, Dr. Hawryluk resigned as an officer of Gritstone bio, Inc. and his employment was terminated without cause. On October 10, 2024, Gritstone bio, Inc. filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware, commencing a Chapter 11 case.

Information Regarding Committees of the Board of Directors

During the fiscal year ended December 31, 2024, the Board of Directors maintained four committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Merger & Acquisition Committee. Below is a description of each committee of the Board of Directors as these committees are presently constituted. The Board of Directors has determined that each current member of each of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee meets the applicable SEC and NASDAQ rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regards to the Company.

Audit Committee of the Board; Audit Committee Financial Expert

The Audit Committee of the Board of Directors was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements.

The functions of the Audit Committee include, among other things:

●	serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

●

coordinating, reviewing and appraising the audit efforts of the Company’s independent auditors and management and, to the extent the Company has an internal auditing or similar department or persons performing the functions of such department (“internal auditing department” or “internal auditors”), the internal auditing department; and

●

communicating directly with the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors regarding the matters related to the committee’s responsibilities and duties.

Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee. Our Audit Committee currently consists of Mr. Nuzum, as the chairperson, Mr. St. Clair, and Dr. Veena Rao. Each Audit Committee member is a non-employee director of the Board. The Board of Directors reviews the definition of independence for Audit Committee members under the applicable rules of the Nasdaq Stock Market (the “Nasdaq Rules”) on an annual basis and has determined that all current members of our Audit Committee meet the heightened independence requirements under applicable Nasdaq Rules and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that Mr. Nuzum meets the criteria as an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933, as amended, and that all members of the Audit Committee have the financial literacy required by the Nasdaq Rules. The Audit Committee met four times in fiscal year 2024.

Compensation Committee

The Compensation Committee of the Board of Directors currently consists of three directors: Mr. Nuzum, as the chairperson, Mr. St. Clair and Dr. Hawryluk. All members of the Compensation Committee are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “independent directors,” as such term is defined by the Nasdaq Rules.

The functions of the Compensation Committee include, among other things:

●	approving the annual compensation packages, including base salaries, incentive compensation, deferred compensation and stock-based compensation, for our executive officers;

●	administering our stock incentive plans, and subject to Board approval in the case of executive officers, approving grants of stock, stock options and other equity awards under such plans;

●	approving the terms of employment agreements for our executive officers;

●	developing, recommending, reviewing and administering compensation plans for members of the Board of Directors;

●	reviewing and discussing the Company’s compensation discussion and analysis with management; and

●	preparing any compensation committee report required to be included in the annual proxy statement.

All Compensation Committee approvals regarding compensation to be paid or awarded to our executive officers are rendered with the full power of the Board, though not necessarily reviewed by the full Board.

Our Chief Executive Officer may not be present during any Board or Compensation Committee voting or deliberations with respect to his compensation. Our Chief Executive Officer may, however, be present during any other voting or deliberations regarding compensation of our other executive officers but may not vote on such items of business.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee who served as such during the year ended December 31, 2024, has been an executive officer or employee of ours while serving on the Committee or had a relationship requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. None of our officers currently serves, or has served during the last completed year, on the Compensation Committee or the Board of Directors of any other entity that has one or more officers serving as a member of the Board of Directors or the Compensation Committee.

Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors currently consists of Dr. Handley, as the chairperson, Mr. Nuzum and Dr. Rao. All members of the Nominating and Governance Committee are “independent directors,” as such term is defined by the Nasdaq Rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

In furtherance of its purpose, the Nominating and Governance Committee:

●	evaluates the composition, organization and governance of the Board, determines future requirements and make recommendations to the Board for approval;

●	determines desired Board and committee skills and attributes and criteria for selecting new directors;

●

reviews candidates for Board membership consistent with the Committee’s criteria for selecting new directors or as recommended by our stockholders (which candidates are evaluated on the same basis as other candidates). Annually, the Committee recommends a slate of nominees to the Board for consideration at our annual stockholders’ meeting;

●	develops a plan for, and consults with the Board regarding, management succession; and

●	advises the Board generally on corporate governance matters.

In addition, the Committee, if and when deemed appropriate by the Board or the Committee, develops and recommends to the Board a set of corporate governance principles applicable to the Company, and reviews and reassesses the adequacy of such guidelines annually and recommends to the Board any changes deemed appropriate. The Committee also advises the Board on (1) committee member qualifications, (2) appointments, removals and rotation of committee members, (3) committee structure and operations (including authority to delegate to subcommittees), and (4) committee reporting to the Board. Finally, the Committee performs any other activities consistent with its charter, our Certification of Incorporation, Bylaws and governing law as the Committee or the Board deems appropriate.

The Committee has the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms.

Cryptocurrency Subcommittee

The Cryptocurrency Subcommittee of the Board of Directors currently consists of three directors: Shawn Matthews, as the chairperson, Raymond F. Vennare and Matthew J. Hawryluk, Ph.D. Our Cryptocurrency Subcommittee’s responsibilities include guiding the Company’s approach to its digital asset treasury strategy, among other related matters.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Based solely on review of the copies of Forms 3 and 4 and amendments thereto filed with the SEC during the fiscal year ended December 31, 2024 and Forms 5 and amendments thereto filed with the SEC with respect to such fiscal year, or written representations that no Forms 5 were required, we believe that there were no instances where our officers, directors and greater than ten percent beneficial owners failed to file on a timely basis all Section 16(a) filing requirements during the fiscal year ended December 31, 2024, other than the filing of Josh Blacher’s initial Form 3, which was filed late due to administrative oversight.

Code of Ethics

We have adopted a Code of Ethics that applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions), and employees of the Company. Our Code of Ethics satisfies the requirements of Item 406(b) of Regulation S-K and is included as an exhibit to this Annual Report on Form 10-K.

Recoupment of Incentive Compensation Policy

We have adopted a Recoupment of Incentive Compensation Policy that applies to certain executive compensation in the event of an accounting restatement to correct a material error. Our policy satisfies the requirements as defined in Rule 5608(d) of the Nasdaq Marketplace Rules and is included as an exhibit to this Form 10-K.

Insider Trading Policy

We have adopted a Policy on Avoidance of Insider Trading, applicable to our directors, employees (including officers) and consultants, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards.

RELATED PARTY TRANSACTIONS

The Audit Committee has the responsibility to review and approve all transactions to which a related party and the Company may be a party prior to their implementation, to assess whether such transactions meet applicable legal requirements. Except as described in this proxy statement, since the beginning of fiscal 2024, there were no related party transactions arising or existing requiring disclosure as required pursuant to NASDAQ listing standards, SEC rules and regulations or the Company’s policy and procedures.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents the equity compensation plan information as of December 31, 2024:

	Number of Securities to be Issued upon Exercise of Outstanding Restricted Stock, Warrants and Options (a)(1)	Weighted Average Exercise Price of Outstanding Options, Warrants (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (2)	43,595	$82.70	1,000,000
Equity compensation plans not approved by security holders	-	-	-

(1) Consists of outstanding options under the 2012 Stock Incentive Plan.

(2) Equity compensation plans approved by security holders include our 2012 Stock Incentive Plan and 2024 Equity Incentive Plan.

INFORMATION REGARDING OUR CURRENT EXECUTIVE OFFICERS

The following table sets forth certain information concerning our current executive officers.

Name	Position(s)	Age
Raymond F. Vennare	Chief Executive Officer	73
Josh Blacher	Chief Financial Officer	53
Thomas L. McLaughlin	Chief Investment Officer	36

Name of Executive Officer	Principal Occupation, Business Experience for the Past Five Years and Directorships of Public Companies

Raymond F. Vennare Chief Executive Officer	Mr. Vennare’s biography is included above under the section titled “PROPOSAL NO. 1: ELECTION OF DIRECTORS.”

Josh Blacher Chief Financial Officer

Mr. Blacher was appointed as our Interim Chief Financial Officer effective September 30, 2023 and was appointed Chief Financial Officer effective [October 14, 2025]. Mr. Blacher has served as a consultant with Danforth Advisors, LLC since September 2022 and as Managing Partner of Columbus Circle Capital LLC (“Columbus Circle Capital”) since August 2019. During his tenure at Columbus Circle Capital, Mr. Blacher has served as CFO at several public and private companies. Prior to his tenure at Columbus Circle Capital, Mr. Blacher served as Chief Business Officer at Inmed Pharmaceuticals (Nasdaq: INM) from April 2018 to August 2019, as Chief Financial Officer of Therapix Biosciences (Nasdaq: TRPX) from April 2017 to April 2018, and as Chief Financial Officer at Galmed Pharmaceuticals (Nasdaq: GLMD) from October 2014 to March 2017. Mr. Blacher holds a Bachelor of Arts from Yeshiva University and a Master of Business Administration from Columbia Business School.

Thomas L. McLaughlin Chief Investment Officer

Mr. McLaughlin was appointed as our Chief Investment Officer on October 8, 2025. Mr. McLaughlin also serves as Chief Investment Officer of DNA Asset Management and is one of the industry’s foremost leaders in liquid crypto markets. He has extensive experience trading and investing in digital assets since 2016 and is responsible for managing several different investment strategies focused on delivering the highest performance and execution in the crypto markets. Prior to joining DNA, Mr. McLaughlin was a founder and the Chief Investment Officer of Coral Capital, a multi-strategy crypto asset management firm with $125M in Assets Under Management. Mr. McLaughlin began his career on Wall Street as an investment banking analyst in Bank of America Merrill Lynch’s leveraged finance division, underwriting some of the largest bond deals and leveraged buyouts in history. Thomas earned his Bachelor of Science in Finance & Accounting from Lehigh University in Bethlehem, PA.

EXECUTIVE COMPENSATION

Overview

This section describes the material elements of the compensation awarded to, earned by or paid to (i) each individual who served as our principal executive officer during 2024, (ii) our two most highly compensated other executive officers who were serving as executive officers at the end of 2024, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to (ii) above but for the fact that the individual was not serving as an executive officer at the end of 2024. We refer to these individuals as our “Named Executive Officers.” During 2024, Messrs. Vennare and Blacher and Dr. Bush were our only executive officers. Our Named Executive Officers are:

●	Raymond F. Vennare, Chief Executive Officer;

●	Josh Blacher, Chief Financial Officer;

●	Pamela Bush, former Chief Business Officer

Summary Compensation Table for Fiscal 2024 and 2023

The following table provides information regarding the compensation awarded to or earned by each of the Named Executive Officers during the fiscal years ended December 31, 2024 and December 31, 2023:

Name and Principal Position	Year	Salary	All Other Compensation		Total Compensation

Raymond F. Vennare	2024	$525,000	$-		$525,000
	2023	$525,000	$-		$525,000

Josh Blacher (1)	2024	$-	$453,940		$453,940
	2023	$-	$170,100		$170,100

Pamela Bush (2)	2024	$51,250	$341,342	(3)	$392,592
	2023	$402,917	$-		$402,917

(1)

Mr. Blacher was appointed as our Interim Chief Financial Officer effective September 30, 2023 and was appointed our Chief Financial Officer effective [October 14, 2025], although he remained a consultant employed by Danforth Advisors, LLC (“Danforth”) and was contracted to work for us. The amount shown represents fees and expenses payable to Danforth in connection with the Chief Financial Officer services provided by Mr. Blacher based on a negotiated hourly rate.

(2)	Dr. Bush left the Company effective February 15, 2024.

(3)

Includes severance payments of $324,583 (out of a total severance amount equal to $410,000) and an accrued vacation payment of $16,759 paid to Dr. Bush in 2024 in accordance with the terms of her employment agreement and a separation agreement and mutual release, entered into effective February 15, 2024, between Dr. Bush and the Company.

Outstanding Equity Awards at Fiscal Year-end for Fiscal 2024

There were no outstanding equity awards held by the Named Executive Officers as of December 31, 2024.

Executive Compensation Components for Fiscal 2024

Base Salary. Base salary is an important element of our executive compensation program as it provides executives with a fixed, regular, non-contingent earnings stream to support annual living and other expenses. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team that will successfully grow our business and create stockholder value. We also utilize base salaries to reward individual performance and contributions to our overall business objectives but seek to do so in a manner that does not detract from the executives’ incentive to realize additional compensation through our bonus and equity incentive programs.

The Compensation Committee may recommend adjustments to the Chief Executive Officer’s base salary based upon the Compensation Committee’s review of his current base salary, incentive cash compensation and equity-based compensation, as well as his performance and comparative market data. The Compensation Committee also reviews other executives’ salaries throughout the year, with input from the Chief Executive Officer. The Compensation Committee may recommend adjustments to other executives’ base salary based upon the Chief Executive Officer’s recommendation and the reviewed executives’ responsibilities, experience, and performance, as well as comparative market data.

In utilizing comparative data, the Compensation Committee seeks to recommend salaries for each executive at a level that is appropriate after giving consideration to experience for the relevant position and the executive’s performance. The Compensation Committee reviews performance for both our Company (based upon achievement of strategic initiatives) and each individual executive. Based upon these factors, the Compensation Committee may recommend adjustments to base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or company achievement, or to account for changes in roles and responsibilities.

Bonuses. Bonuses may be paid at the discretion of the Compensation Committee and as approved by the Board of Directors based on the Compensation Committee’s determination of the performance of the executive officer. For the fiscal years ended December 31, 2024 and December 31, 2023, the Compensation Committee determined not to pay bonuses to our Named Executive Officers.

Stock Options and Other Equity Grants. Consistent with our compensation philosophies related to performance-based compensation, long-term stockholder value creation and alignment of executive interests with those of stockholders, we may make periodic grants of long-term incentive compensation in the form of stock options or other equity-based incentive awards to our executive officers, directors, and others in the organization.

Stock options provide executive officers, directors, and other employees with the opportunity to purchase common stock at a price fixed on the grant date regardless of future market price. A stock option becomes valuable only if the common stock price increases above the option exercise price and the holder of the option remains employed or appointed during the period required for the option shares to vest. This provides an incentive for an option holder to remain employed or appointed by us. In addition, stock options link employees’ compensation to stockholders’ interests by providing an incentive to increase stockholder value. Under our 2024 Equity Incentive Plan (the “2024 Plan”), which was approved by our stockholders on December 30, 2024 as a successor to our Amended and Restated 2012 Stock Incentive Plan, we may also make grants of common stock, restricted stock, restricted stock units, performance awards, and stock appreciation rights to employees (including officers), directors, consultants, or other independent contractors who provide services to the Company or its subsidiaries. Restricted stock units represent the right to receive shares of our common stock (or, in some cases, the value thereof in cash) upon vesting, with vesting generally being time-based, based on achievement of certain performance metrics, or both. We adopted the 2024 Plan to give us flexibility in the types of awards that we could grant to individuals providing services to the Company. The 2024 Plan authorizes 1,000,000 shares for issuance, plus the number of shares subject to outstanding awards under the 2012 Plan as of December 30, 2024, that are forfeited, expire or otherwise terminate without the issuance of shares after December 30, 2024. As of December 31, 2024, there were stock options to purchase 43,595 shares of common stock outstanding under the 2012 Plan and 1,000,000 shares remained available for future equity awards. For the fiscal years ended December 31, 2024 and December 31, 2023, there were no stock option or stock appreciation right awards granted to any of our Named Executive Officers. On September 19, 2025, our stockholders approved a one-for-fifteen (1-for-15) reverse stock split of our outstanding common stock which became effective at 12:01 a.m. on Tuesday, September 30, 2025.

While we have not adopted a formal policy regarding the timing of stock option grants, we do not time the disclosure of material nonpublic information for the purposes of affecting the value of executive compensation and our practice is that the timing of these grants is not scheduled in a manner that intentionally benefits our executive officers or employees. In response to Item 402(x)(1), during fiscal year 2024, there were no stock option or stock appreciation right awards granted to any of our Named Executive Officers. If in the future we anticipate granting stock options, stock appreciation rights, or similar option-like instruments, our Board or the Compensation Committee will take material nonpublic information into account when determining the timing and terms of such awards.

Limited Perquisites; Other Benefits. We provide our employees, including our executive officers, with a full complement of employee benefits, including health and dental insurance, short term and long-term disability insurance, life insurance, a 401(k) plan, FSA flex plan and Section 125 plan.

In September 2025, the Compensation Committee granted awards of restricted stock units to Mr. Vennare and Mr. Blacher. The restricted stock units vest in full on October 31, 2025, subject to continued service through the vesting date.

Employment Contracts

Employment Agreement with Chief Executive Officer

On October 13, 2022, the Company and Raymond F. Vennare, the Company’s Chief Executive Officer, entered into an Employment Agreement (the “Agreement”), effective as of November 1, 2022, the first date of Mr. Vennare’s employment. Pursuant to the Agreement, Mr. Vennare is entitled to an annual base salary of $525,000. He is also eligible (i) to receive an annual cash bonus equal to up to 50% of his salary, or at the discretion of the Compensation Committee (the “Committee”) of the Company’s Board of Directors, a higher percentage based on his performance and (ii) to participate in any long-term incentive plan adopted and maintained by the Committee. Mr. Vennare is also eligible to participate in the standard employee benefit plans generally available to executive employees of the Company, and, at the discretion of the Committee, to receive grants of stock options or other equity awards.

Under the Agreement, Mr. Vennare’s employment by the Company is at-will. If his employment is terminated by the Company without “cause” or if he voluntarily resigns with “good reason” (in each case as defined in the Agreement), then Mr. Vennare will be entitled to receive from the Company payment of his base salary then in effect through his last date of employment, plus accrued, unused vacation pay. In addition, subject to his execution of a full and final waiver of all claims against the Company, if his employment is terminated by the Company without “cause” or if he voluntarily resigns with “good reason” (in each case as defined in the Agreement), Mr. Vennare will be entitled to (a) severance pay in an amount equal to 12 months of his base salary then in effect, less applicable taxes and withholdings; and (b) a bonus payment on a pro-rata basis through the date of his termination.

The Agreement also contains customary provisions with respect to confidentiality and intellectual property, in addition to ones prohibiting Mr. Vennare from soliciting the Company’s employees and from engaging in certain activities that are competitive with the Company for a period of 12 months after termination of his employment.

Consulting Agreement for Chief Financial Officer Services

In August 2023, we entered into a consulting agreement with Danforth Advisors, LLC pursuant to which Mr. Blacher provides consulting services to us.

Separation Agreement and Mutual Release with former Chief Business Officer.

Dr. Bush served as Chief Business Officer since February 2023, under an employment agreement entered into on February 23, 2023. Effective February 15, 2024, Dr. Pamela Bush left the Company. In connection with her termination of employment, Dr. Bush entered into a separation agreement and mutual release with the Company, pursuant to which she provided a waiver and release of claims in favor of the Company and which provided for severance payments equal to (i) 12 months of base salary, payable in accordance with the Company’s ordinary payroll procedures and (ii) a lump sum amount equal to Dr. Bush’s unused vacation time through her separation date. The separation agreement and mutual release also contained customary covenants with respect to non-disparagement, confidentiality, and transition and cooperation.

Potential Payments Upon Termination or Change of Control

See “Employment Contracts” above for a description of certain severance compensation arrangements.

Retirement Plan

The Company sponsors a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code, for the benefit of its employees, including the Named Executive Officers except for Josh Blacher who is not an employee. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. Pre-tax contributions by participants to the plan and the income earned on those contributions are generally not taxable to participants until withdrawn, and participant contributions are held in trust as required by law. No minimum benefit was provided under the plan. An employee is 100% vested in his or her pre-tax deferrals when contributed.

Clawback Policy

In December 2023, our Board of Directors adopted a “clawback” policy, designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The clawback policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a financial reporting measure is subject to recoupment.

Director Compensation

Our Director Compensation Program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Under our Director Compensation Program, members of the Board of Directors receive quarterly awards of common stock and cash as compensation for their services as directors and annual awards of common stock and cash for services as committee members. Participation in our Director Compensation Program is limited to our Non-Employee Directors (directors who are not employees of Predictive Oncology or any subsidiary and who do not receive regular long-term cash compensation as consultants). All of the compensation under the program is paid in the form of stock and cash awards (with the cash component payable in additional shares at the election of the director). The cash component is equal to 28% of the total value of the award (or 38.9% of the share component of the award), intended to pay the tax on the full award.

●

Quarterly Awards. Each director receives a quarterly award of $8,333 payable on the last day of the quarter, consisting of (i) shares with a value of $6,000 and (ii) $2,333 in cash (or additional shares).

●

Annual Awards. Each director receives an annual award of $7,000 in value of newly issued shares of common stock per year annually for three years, if they are serving as a director as of June 17 of the given year. Additionally, each director receives a $3,000 cash payment per year annually for three years, if they are serving as a director as of June 17 of the given year. Directors who are first elected or appointed receive such an annual award for three years beginning with the first June 17 on which the individual is serving as a director. The awards are payable on or about June 17 each year.

●

Additional Awards. For each board committee, each director receives an additional annual award of $11,112, consisting of (i) shares with a value of $8,000 and (ii) $3,112 in cash (or additional shares), payable on December 31. The Lead Independent Director also receives an annual award of $11,112, consisting of (i) shares with a value of $8,000 and (ii) $3,112 in cash (or additional shares).

During 2024, cash payments were made in lieu of certain quarterly awards of common stock due to limited availability of shares available for issuance under the 2012 Plan.

Director Compensation Table for Fiscal 2024

The following table summarizes the compensation earned by or paid to each individual who served as a director during the fiscal year ended December 31, 2024:

	Fees Paid or Earned in Cash	Stock Awards (1)	Option Awards	Total
Charles Nuzum Sr. (2)	$91,899	$8,333	$-	$100,232
Daniel Handley (3)	$49,977	$6,000	$-	$55,977
Greg St. Clair Sr. (4)	$57,223	$8,333	$-	$65,556
Nancy Chung-Welch (5)	$70,668	$6,000	$-	$76,668
Matthew J. Hawryluk (6)	$60,346	$6,000	$-	$66,346
Veena Rao (7)	$69,925	$8,333	$-	$78,258

(1)

 Represents grant date fair value of stock awards granted during 2024 as determined pursuant to FASB ASC 718, Stock Compensation. No non-employee director held any other outstanding equity incentive awards as of December 31, 2024 other than the awards set forth in this table.

(2)	Reflects 3,268 shares of common stock received in 2024 for serving on the Board.
(3)	Reflects 2,353 shares of common stock received in 2024 for serving on the Board.
(4)	Reflects 3,268 shares of common stock received in 2024 for serving on the Board.
(5)	Reflects 2,353 shares of common stock received in 2024 for serving on the Board. Dr. Chung-Welch resigned from the Board of Directors effective as of October 7, 2025.
(6)	Reflects 2,353 shares of common stock received in 2024 for serving on the Board.
(7)	Reflects 3,268 shares of common stock received in 2024 for serving on the Board.

PAY VERSUS PERFORMANCE

Our Compensation Committee approves and administers our executive compensation program to align executive compensation with stockholder interests by linking pay to performance. Our overall compensation program includes a mix of short-term and long-term components.

During fiscal year 2022, there was a change to our executive management team when our tenured Chief Executive Officer, Mr. Engle (“PEO 2”) resigned on October 31, 2022. On November 1, 2022, Mr. Vennare (“PEO 1”) was appointed our Chief Executive Officer. We provide the compensation actually paid during fiscal year 2022 for both individuals providing service as Chief Executive Officer during fiscal year 2022 in the following tables.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our Named Executive Officers and certain aspects of our financial performance. We are a smaller reporting company pursuant to Rule 405 of the Securities Act and, as such, are only required to include information for the past three fiscal years in the table below. This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and Non-PEO Named Executives and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Securities Exchange Act of 1934 (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO 1 (1)	Summary Compensation Table Total for PEO 2 (2)	Compensation Actually Paid to PEO 1 (5)	Compensation Actually Paid to PEO 2 (5)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return (4)	Net Loss
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)
2024	$525,000	$-	$525,000	$-	$423,266	$423,266	$4	$(12,664,388)
2023	$525,000	$-	$525,000	$-	$425,297	$414,578	$17	$(13,983,967)
2022	$121,625	$1,176,697	$121,625	$1,176,697	$511,868	$537,650	$32	$(25,737,634)

(1)	Reflects total compensation as shown in the Summary Compensation Table for Chief Executive Officer (PEO) in 2022, 2023 and 2024 (Referred to in these footnotes as PEO 1).
(2)

Reflects total compensation as shown in the Summary Compensation Table for our former Chief Executive Officer, J. Melville Engle, who served as our Chief Executive Officer (PEO) in 2022 (Referred to in these footnotes as PEO 2).

(3)	Reflects averaged total compensation for: Josh Blacher, Pamela Bush and Bob Myers as shown in the Summary Compensation Table for each respective year.
(4)

Represents the cumulative total shareholder return (“TSR”) of the Company from the end of fiscal 2021 through the end of the 2022, 2023 and 2024 fiscal periods, assuming $100 was invested in the Company’s common stock at the beginning of the measurement period and that all dividends were reinvested.

(5)

SEC rules require that certain adjustments, both deductions and additions, be made to the Summary Compensation Table totals to determine “compensation actually paid” (“CAP”) as reported in the Pay versus Performance Table. CAP does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, CAP is required by SEC rules to be calculated as Summary Compensation Table total compensation with the following required adjustments:

	Fiscal 2024 PEO 1	Fiscal 2023 PEO 1	Fiscal 2022 PEO 1	Fiscal 2024 PEO 2	Fiscal 2023 PEO 2	Fiscal 2022 PEO 2	Fiscal 2024 Non-PEO	Fiscal 2023 Non-PEO	Fiscal 2022 Non-PEO
SCT total compensation ($)	525,000	525,000	121,625	-	-	1,176,697	423,266	425,296	511,868
Less: stock award values reported in the SCT for the covered year ($)	-		-	-	-	-	-	-	-
Plus: fair value of stock awards granted in the covered year ($) (b)	-		-	-	-	-	-	-	-
Change in fair value of outstanding unvested stock awards from prior years ($) (b)	-	-	-	-	-	-	-	-	26,385
Change in fair value of stock awards from prior years that vested in the covered year ($) (c)	-	-	-	-	-	-	-	(2,636)	(603)
Change in fair value of stock awards from prior years that failed to meet the applicable vesting conditions in the covered year ($) (c)	-	-	-	-	-	-	-	(8,083)	-
Compensation actually paid ($)	525,000	525,000	121,625	-	-	1,176,697	423,266	414,578	537,650

Description of Relationship Between CAP and Performance Measures

The following graphs further illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above.

PROPOSAL NO. 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected KPMG LLP (“KPMG”) as the Company’s independent auditors for the fiscal year ending December 31, 2025 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG as the Company’s independent auditors. However, the Audit Committee of the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the majority of all shares present and entitled to vote on the matter, either in person or by proxy, will be required to ratify the selection of KPMG. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. There will be no broker non-votes.

Principal accounting fees and services

In connection with the audit of the fiscal 2024 and 2023 financial statements, we entered into engagement agreements with KPMG and BDO USA, P.C. (“BDO”), respectively, which set forth the terms by which they performed audit services for us. Fees are approved by the Audit Committee on an engagement-by-engagement basis. All fees described in the tables below were approved by the Audit Committee.

The following tables represent aggregate fees billed to us by KPMG, the Company’s independent public accounting firm for the fiscal year ended December 31, 2024, for services rendered with respect to the fiscal year ended December 31, 2024:

2024
Audit Fees (1)	$593,000
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
$593,000

(1)

 Audit Fees were principally for services rendered for the audit and/or review of our consolidated financial statements. Also includes fees for services rendered in 2024 in connection with the filing of registration statements and other documents with the SEC, the issuance of accountant consents and comfort letters.

The following tables represent aggregate fees billed to us by BDO, the Company’s independent public accounting firm for the fiscal year ended December 31, 2023, for services rendered with respect to the fiscal year ended December 31, 2023:

2023
Audit Fees (2)	$562,250
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
$562,250

(2)	Audit Fees were principally for services rendered for the audit and/or review of our consolidated financial statements.

Pre-approval policies and procedures

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditors. The Audit Committee may not approve non-audit services prohibited by applicable regulations of the SEC if such services are to be provided contemporaneously while serving as independent auditors. The Audit Committee has delegated authority to the Chairman of the Audit Committee to approve the commencement of permissible non-audit related services to be performed by the independent auditors and the fees payable for such services, provided that the full Audit Committee subsequently ratifies and approves all such services. The Audit Committee determined that the rendering of the services other than audit services by KPMG is compatible with maintaining the principal accountant’s independence.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit Committee Report

The Audit Committee consists solely of independent directors, as required by and in compliance with SEC rules and regulations and the Nasdaq Rules. The Audit Committee operates pursuant to a written charter adopted by the Board.

The Audit Committee is responsible for assisting the Board in its oversight responsibilities related to accounting policies, internal controls, financial reporting, and legal and regulatory compliance. Management of the Company has the primary responsibility for the Company’s financial reporting processes, principles and internal controls as well as the preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States (“U.S. GAAP”). In addition, the independent registered public accounting firm is responsible for auditing and expressing an opinion on the Company’s internal control over financial reporting.

The Audit Committee reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2024 with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Submitted by the Audit Committee of the Company’s Board.

Chuck Nuzum, Chair
Gregory S. St. Clair
Veena Rao

The foregoing Audit Committee Report shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

PROPOSAL NO. 3: APPROVE AN AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN

Background

We are asking our stockholders to approve an amendment (the “Amendment”) to our 2024 Plan to increase the aggregate number of shares authorized for issuance in connection with awards granted under the 2024 Plan from 66,667 to 1,066,667 shares, plus the number of shares subject to outstanding awards under our 2012 Amended and Restated Stock Incentive Plan as of the effective date of the 2024 Plan and include a limit on the number of shares that can be issued pursuant to incentive stock option awards. Except for the proposed increase in the number of shares authorized for issuance under the 2024 Plan and the limit on the number of shares that can be issued pursuant to incentive stock option awards, the Amendment does not change any other provision of the 2024 Plan.

The 2024 Plan was approved by the Company’s stockholders in December 2024.

The Company’s Board has approved the proposed share increase for the 2024 Plan. The Board believes that approval of Proposal No. 3 is in the best interests of the Company and its stockholders because the availability of an adequate number of shares reserved for issuance under the 2024 Plan is an important factor in attracting, retaining, and motivating employees, consultants and directors to achieve the Company’s long-term growth and profitability objectives. The Board has carefully considered the proposed increase in the share reserve and believes that this increase will be sufficient to permit the Company to attract, retain and motivate employees, consultants and directors. The Company currently has three executive officers and will require additional executive and operating officers, employees and consultants in order to effect its business plans that will drive future stockholder value. This factor, in turn, will require significant equity compensation in order to attract and motivate these new officers. We expect that the proposed share reserve following approval of the Amendment will allow us to continue to grant equity-based awards at our historic rates for approximately two to three years, but the actual duration of the share reserve may vary based on, among other factors, changes in participation, the Company’s stock price and market practice.

To be approved, Proposal 3 must receive a “For” vote from the majority of all shares present and entitled to vote on the matter, either in person or by proxy. An abstention will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Below is a summary of the 2024 Plan, which is qualified entirely by reference to the complete text of the 2024 Plan. A copy of the 2024 Plan and the Amendment is attached as Appendix A to this proxy statement.

If the Amendment is approved by our stockholders at the Annual Meeting, it will become effective on the date of the Annual Meeting. If the Amendment is not approved by our stockholders, the Company will continue to have the authority to grant awards under the 2024 Plan as it is in effect, without giving effect to the proposed Amendment.

Promotion of Sound Corporate Governance Practices

We designed the 2024 Plan, as amended by the Amendment, to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, directors, and consultants with the interests of stockholders and the Company. These features include, but are not limited to, the following:

●

No Evergreen. The 2024 Plan does not include an “evergreen” or other provision that provides for automatic increases in the number of shares available for grant under the plan, and therefore any increase to the maximum share reserve under the plan, including the increase proposed by the Amendment, is subject to approval by our stockholders, allowing our stockholders to have a say in our equity compensation programs.

●

No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

●	Prohibition on Repricing. The exercise price of a stock option or SAR may not be reduced, directly or indirectly, without the prior approval of stockholders.
●

No Liberal Share Recycling. Shares withheld or applied as payment in connection with the exercise of an award or to satisfy tax withholding obligations in connection with the exercise of an award count against the number of shares remaining available under the 2024 Plan.

●	No Tax Gross-Ups. The 2024 Plan does not provide for any tax gross-ups.
●

Clawback Policy. Awards under the 2024 Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law or regulation.

●

Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment to the 2024 Plan that would (i) increase the number of shares available, (ii) change or expand the types of awards that may be granted, (iii) change the class of participants eligible to participate, or (iv) materially increase the benefits accruing to participants.

●	Administered by an Independent Committee. The 2024 Plan is administered by our Compensation Committee, which is made up entirely of independent directors.

Key Data Relating to Outstanding Equity Awards and Shares Available

As part of our Compensation Committee’s recommendation to the Board of Directors to approve the Amendment to the 2024 Plan, including the total number of shares available for issuance under the plan, the Compensation Committee considered our historical burn rate, anticipated future equity award needs, increased employment, and the dilutive impact of the 2024 Plan’s share reserve. In particular, the Compensation Committee considered the following data, as of October 13, 2025, under the 2012 Plan and 2024 Plan (and without giving effect to approval of the Amendment under this Proposal):

Total shares underlying outstanding stock options	2,936
Total shares underlying outstanding unvested time-based awards	55,789
Total shares underlying outstanding vested time-based awards	4,312
Total shares underlying all outstanding awards	63,037

Weighted average exercise price of outstanding stock options	$1,554.98
Weighted average remaining contractual life of outstanding stock options	4 years

Total shares currently available for grant of new awards	-

Common Stock outstanding as of October 13, 2025	4,138,892
Market price of Common Stock as of October 13, 2025	$13.47

Reasons for Voting for the Proposal

The Board of Directors believes that an increase in the aggregate number of shares authorized for issuance in connection with awards granted under the 2024 Plan is necessary to meet the Company’s anticipated equity compensation needs. The proposed increase in shares authorized for issuance under the 2024 Plan was determined based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, our historical burn rates, and our current mix of award types under the 2024 Plan, as well as the number of shares we have currently available for grant under our 2024 Plan.

If the proposed Amendment to increase in the aggregate number of shares authorized for issuance in connection with options and awards granted under the 2024 Plan is not approved, the Company will lose a critical tool for recruiting, retaining and motivating employees. The Company would thus be at a competitive disadvantage in attracting and retaining talent. The only way to make up this shortfall would be to increase the cash-based component of employee compensation, which would reduce the resources we are able to allocate to meet our business needs and objectives and could also reduce the future alignment of employee and stockholder interests.

We manage our equity incentive program thoughtfully. We manage our long-term stockholder dilution by limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward and retain employees. In setting the number of shares authorized for issuance under the 2024 Plan, as amended by the Amendment, we considered the potential dilution that would result by approval of the authorization of the share reserve increase for the 2024 Plan, as amended. Overhang is a measure of the dilutive impact of equity programs. Our overhang is equal to the number of shares subject to outstanding equity compensation awards plus the number of shares available for the grant of future awards under the 2024 Plan, divided by the total number of outstanding shares of common stock. As of October 13, 2025, our overhang was 1.5%. The increase to the share reserve under 2024 Plan to 1,066,667 shares of our common stock as a result of the approval of the Amendment being proposed in this proposal would result in our overhang as of October 13, 2025 increasing to approximately 24%, prior to taking into account the potential issuance of additional shares of common stock in exchange for pre-funded warrants as detailed in Proposal 4. The actual dilution will depend on several factors, including the types of awards made under the 2024 Plan. The Board of Directors believes the number of shares requested represents a reasonable amount of potential equity dilution, within a competitive range of the median of similarly situated companies.

Summary of the 2024 Plan

General. The purpose of the 2024 Plan is to increase stockholder value and to advance the Company’s interests by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors. Incentives may be granted to employees (including officers) of the Company or its subsidiaries, members of the board, and consultants or other independent contractors who provide services to the Company or its subsidiaries, in the following forms: (a) non-statutory stock options and incentive stock options; (b) stock appreciation rights (“SARs”); (c) stock awards; (d) restricted stock; (e) restricted stock units (“RSUs”); and (f) performance awards.

Shares Subject to 2024 Plan. Subject to adjustment, the number of shares of common stock which may be issued under the 2024 Plan, as amended by the Amendment, shall not exceed 1,066,667 shares, plus the number of shares subject to outstanding awards under our 2012 Amended and Restated Stock Incentive Plan as of the effective date of the 2024 Plan (the “Effective Date”) that are forfeited, expire or otherwise terminate without the issuance of shares after the Effective Date. Additionally, if an Incentive granted under the 2024 Plan expires or is terminated or canceled unexercised as to any shares of common stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the 2024 Plan pursuant to another Incentive. The number of shares that may be issued pursuant to incentive stock option awards will not exceed 500,000 shares.

Administration. The 2024 Plan is administered by the Compensation Committee. The Compensation Committee has complete authority to grant awards under the 2024 Plan, to interpret the 2024 Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the 2024 Plan. The Compensation Committee’s decisions and matters relating to the 2024 Plan are final and conclusive on the Company and its participants.

Change in Control; Effect of Sale, Merger, Exchange or Liquidation. Upon the occurrence of an event satisfying the definition of “change in control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The compensation committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation or a similar event, the compensation committee has broad discretion to take any and all action it deems equitable under the circumstances, including but not limited to terminating the 2024 Plan and all Incentives and issuing to the holders of outstanding vested options and SARs the stock, securities or assets they would have received if the Incentives had been exercised immediately before the transaction, or other specified actions.

Duration, Termination and Amendment of the Incentive Plan and Incentives. The 2024 Plan will remain in effect until all Incentives granted under the 2024 Plan have been satisfied or terminated and all restrictions on shares issued under the 2024 Plan have lapsed.

The Plan will terminate at the close of business on the day before the tenth anniversary of the Effective Date. The Board of Directors may amend or discontinue the 2024 Plan at any time. However, no such amendment or discontinuance may adversely change or impair a previously granted Incentive without the consent of the recipient thereof. Certain 2024 Plan amendments require stockholder approval, including amendments which would increase the maximum number of shares of common stock which may be issued to all participants under the 2024 Plan, change the class of persons eligible to receive Incentives under the 2024 Plan, or materially increase the benefits accruing to participants under the 2024 Plan. Generally, the terms of an existing Incentive may be amended by agreement between the compensation committee and the participant. However, in the case of a stock option or SAR, no such amendment shall (a) without stockholder approval, lower the exercise price of a previously granted stock option or SAR when the exercise price per share exceeds the fair market value of the underlying shares in exchange for another Incentive or cash or take any other action with respect to a stock option that may be treated as a re-pricing under the federal securities laws or generally accepted accounting principles, or (b) extend the term of the Incentive, with certain exceptions.

Limitations on Transfer. Incentives granted under the 2024 Plan may not be transferred, pledged or assigned by the holder thereof except, in the event of the holder’s death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, non-qualified stock options may be transferred by the holder thereof to certain family members or related entities.

Clawback Policy. Awards under the 2024 Incentive Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law or regulation.

Description of Incentives

Stock Options. The Compensation Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of our common stock. The 2024 Plan confers on the Compensation Committee discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option. However, the option price per share may not be less than the fair market value of the common stock on the grant date, and the term of each option shall not exceed ten years and one day from the grant date. With respect to stock options which are intended to qualify as “incentive stock options” (as defined in Section 422 of the Internal Revenue Code), the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time cannot exceed $100,000. All incentive stock options must be granted within ten years from the earlier of the date of the 2024 Plan’s adoption by the Board of Directors or approval by our stockholders.

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. The Compensation Committee has the discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. The exercise price may not be less than the fair market value of the common stock on the grant date.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, with or without other payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the Compensation Committee.

Restricted Stock. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the employee which restrictions will lapse after a period of time as determined by the Compensation Committee. If restricted stock is sold to a participant, the sale price will be determined by the Compensation Committee, and the price may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the 2024 Plan, a participant receiving restricted stock shall have all of the rights of a stockholder as to those shares.

RSUs. Restricted stock units represent the right to receive one share of common stock at a future date that has been granted subject to terms and conditions, including a risk of forfeiture, established by the Compensation Committee. Dividend equivalents may be granted with respect to any amount of RSUs and either paid at the dividend payment date in cash or in shares of unrestricted stock having a fair market value equal to the amount of such dividends, or deferred with respect to such RSUs and the amount or value thereof automatically deemed reinvested in additional RSUs until the time for delivery of shares pursuant to the terms of the restricted stock unit award. RSUs may be satisfied by delivery of shares of stock, cash equal to the fair market value of the specified number of shares covered by the RSUs, or a combination thereof, as determined by the Compensation Committee at the date of grant or thereafter.

Performance Awards. A performance award is a right to either a number of shares of common stock, their cash equivalent, or a combination thereof, based on satisfaction of performance goals for a particular period. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Compensation Committee (such an Incentive is referred to as a “Performance Award”). The Compensation Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2024 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. It is based upon laws, regulations, rulings, and decisions now in effect, all of which are subject to change. Changes to these laws could alter the tax consequences described below. In addition, the below discussion assumes that all awards are exempt from, or comply with, the rules under Code Section 409A regarding nonqualified deferred compensation. State, local, and ex-U.S. income tax consequences are not discussed and may vary from jurisdiction to jurisdiction.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain.

If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Non-qualified Stock Options

Options not designated or qualifying as incentive stock options are non-qualified stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a non-qualified stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-qualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights

A participant receiving a stock appreciation right under the 2024 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Restricted Stock

Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property) and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards

A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock, or other property in settlement of a performance award, the participant will recognize ordinary income equal to the value of the cash, stock, or other property received and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A

The 2024 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Code Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and stock appreciation rights that comply with the terms of the 2024 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2024 Plan would be subject to Code Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Code Section 409A in order to avoid early taxation and penalties.

Tax Withholding

The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction, or other taxable event arising as a result of the 2024 Plan.

2024 Plan Benefits

The amount and timing of all awards under the 2024 Plan are determined in the sole discretion of the Compensation Committee (or if no committee is designated, the Board of Directors) and therefore cannot be determined in advance. The following table sets forth the restricted stock/restricted stock units and stock options that have been granted under the 2024 Plan since its inception in 2024 to the following persons:

Name and Position	Number of Shares of Restricted Stock/RSUs
Raymond F. Vennare, Chief Executive Officer	8,331
Josh Blacher, Chief Financial Officer	6,467
Pamela Bush, former Chief Business Officer	-
All current executive officers as a group	14,798
All current nonexecutive directors as a group	21,560
All employees as a group (including current officers who are not executive officers)	19,431

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE AN AMENDMENT TO THE 2024 EQUITY INCENTIVE PLAN TO INCREASE THE RESERVE OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 66,667 SHARES, TO 1,066,667 SHARES.

PROPOSAL NO. 4: APPROVAL OF THE ISSUANCE OF OUR SHARES OF COMMON STOCK UPON THE EXERCISE OF THE PRE-FUNDED WARRANTS

We are seeking stockholder approval, as required by Nasdaq Listing Rule 5635(a), of the issuance of shares of our common stock underlying the currently outstanding Pre-Funded Warrants, as defined below.

Terms of the Securities Purchase Agreement and Pre-Funded Warrants

On September 29, 2025, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”) pursuant to which the Company sold and issued to the Purchasers in a private placement offering (the “Offering”) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 14,903,393 shares of common stock (the “Pre-Funded Warrant Shares”) at an offering price of $11.6265 per Pre-Funded Warrant.

Each of the Pre-Funded Warrants will be exercisable for one share of common stock at an exercise price of $0.01 per Pre-Funded Warrant Share and will be exercisable at any time on and after the date the stockholders approve this Proposal No. 4 at this Annual Meeting. Each Purchaser’s ability to exercise its Pre-Funded Warrants in exchange for shares of common stock will be subject to certain beneficial ownership limitations set forth therein.

Holders of a Pre-Funded Warrant will be subject to a beneficial ownership cap limitation of 4.99% or 9.99% (the “Ownership Cap”), at such holder’s election, and the holders shall not be able to convert or exercise any of the Pre-Funded Warrants in excess of that limitation. Any holder of a Pre-Funded Warrant may, upon providing written notice to the Company, decrease or increase the Ownership Cap, provided that in no event shall the Ownership Cap for a Pre-Funded Warrant exceed 9.99%.

Nasdaq Listing Rules

Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(a).

Pursuant to Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if where, due to the present or potential issuance of common stock, including shares issued pursuant to an earn-out provision or similar type of provision, or securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities.

Accordingly, to comply with Listing Rule 5635(a) and our undertakings in the Securities Purchase Agreement, we are seeking stockholder approval of the issuance of up to 14,903,393 shares of our common stock upon exercise of the Pre-Funded Warrants.

Consequences of Not Obtaining Stockholder Approval

If stockholders do not vote in favor of this Issuance Proposal, the Pre-Funded Warrants will not be exercisable. We are obligated under the Securities Purchase Agreement to call a stockholder meeting as soon as practicable after the closing date of the Offering.

Additional Information

This summary is intended to provide you with basic information concerning the Securities Purchase Agreement and the Pre-Funded Warrants. The full text of the Securities Purchase Agreement and the form of Pre-Funded Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on September 30, 2025 (the “Form 8-K”). The Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Required Vote

The proposal requires that the votes casted in favor of the action exceed the votes casted against the action to approve the issuance of shares of common stock upon the exercise of the Pre-Funded Warrants.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF THE PRE-FUNDED WARRANTS AND PROXIES SOLICITED BY THE BOARD, IF PROPERLY EXECUTED, WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing our stockholders an opportunity to cast a separate advisory vote on the compensation paid to our executive officers as disclosed in this proxy statement.

The Company has designed its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and to increase long-term stockholder value. Substantially all of the Company’s executive compensation during the last several years had been paid pursuant to employment agreements. See “Executive Compensation” above.

This advisory vote, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to vote on the compensation of our executive officers through the following resolution:

“RESOLVED, that the stockholders of Predictive Oncology Inc., approve the compensation of its executive officers as described in the proxy statement for its 2025 Annual Meeting.”

Under the Dodd-Frank Act, your vote on this matter is advisory and will therefore not be binding upon the Board of Directors. However, the Compensation Committee of the Board will take the outcome of the vote into account when determining further executive compensation arrangements.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE EXECUTIVE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 24, 2025 (except where otherwise indicated) for:

●	each person, or group of affiliated persons, who are known by us to beneficially own more than 5% of the outstanding shares of common stock;

●	each of our directors;

●	each of the named executive officers; and

●	all of the current directors and executive officers as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities.

Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the stockholder’s name. We have based our calculation of the percentage of beneficial ownership on               shares of our common stock outstanding on October 24, 2025. Unless otherwise noted below, the address for each person or entity listed in the table is c/o Predictive Oncology Inc., 91 43rd Street, Suite 110 Pittsburgh, Pennsylvania 15201.

Name of Beneficial Owner (1)	Nature of Beneficial Ownership	Shares Beneficially Owned	Percent of Class

Beneficial Owners of More than 5%

Mark Alexander Borsten (2)	Beneficial	860,104%

Weiyu Luo (3)	Beneficial	430,052%

SLN Capital Limited (4)	Beneficial	258,031%

Executive Officers

Raymond F. Vennare (5)	Beneficial	8,806%

Josh Blacher (6)	Beneficial	6,467%

Thomas L. McLaughlin (7)	N/A	-%

Pamela Bush (8)	Beneficial	-%

Directors

Chuck Nuzum (9)	Beneficial	6,441%

Gregory St. Clair (10)	Beneficial	5,815%

Daniel Handley (11)	Beneficial	5,557%

Matthew J. Hawryluk (12)	Beneficial	4,945%

Veena Rao (13)	Beneficial	4,920%

Shawn Matthews (14)	N/A	-%

All directors, executive officers and named executive officers as a group (10 persons)		42,951%

*Less than one percent.

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (1) voting power, which includes the power to vote, or to direct the voting of shares; and (2) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)	Mark Alexander Borsten beneficially owns 860,104 shares of common stock. The principal business address of Mark Alexander Borsten is Nederland.
(3)	Weiyu Luo beneficially owns 430,052 shares of common stock. The principal business address of Weiyu Luo is 2D Jalan Asuhan, Singapore 299362.
(4)	SLN Capital Limited beneficially owns 258,031 shares of common stock. The principal business address of SLN Capital Limited is Trident Chambers PO Box 146, Road Town, Tortola, BVI.
(5)	Includes 8,331 shares issuable upon vesting of RSUs that entitle the beneficial owner to receive shares within 60 days of October 24, 2025.
(6)	Includes 6,467 shares issuable upon vesting of RSUs that entitle the beneficial owner to receive shares within 60 days of October 24, 2025.
(7)	Mr. McLaughlin was appointed as our Chief Investment Officer on October 8, 2025.
(8)

Dr. Bush left the Company in February 2024. Dr. Bush is not a record holder of the Company’s common stock and did not have any equity awards outstanding that vest or are exercisable within 60 days of October 24, 2025. The Company does not have access to information regarding Dr. Bush’s current holdings of our common stock, if any.

(9)

Includes 4,312 shares issuable upon vesting of RSUs that entitle the beneficial owner to receive shares within 60 days of October 24, 2025 and 135 shares issuable upon exercise of stock options that are exercisable within 60 days of October 24, 2025.

(10)

Includes 4,312 shares issuable upon vesting of RSUs that entitle the beneficial owner to receive shares within 60 days of October 24, 2025 and 89 shares issuable upon exercise of stock options that are exercisable within 60 days of October 24, 2025.

(11)

Includes 4,312 shares issuable upon vesting of RSUs that entitle the beneficial owner to receive shares within 60 days of October 24, 2025 and 110 shares issuable upon exercise of stock options that are exercisable within 60 days of October 24, 2025.

(12)	Includes 4,312 shares issuable upon vesting of RSUs that entitle the beneficial owner to receive shares within 60 days of October 24, 2025.
(13)	Includes 4,312 shares issuable upon vesting of RSUs that entitle the beneficial owner to receive shares within 60 days of October 24, 2025.
(14)	Shawn Matthews was appointed to the Board effective as of October 7, 2025.

FORM 10-K

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AND ANY AMENDMENTS THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY AT 91 43RD STREET, SUITE 110, PITTSBURGH, PENNSYLVANIA 15201.

OTHER MATTERS

The Board of Directors and management know of no other matters that will be presented for consideration at the Annual Meeting. However, since it is possible that matters of which the Board and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

OTHER INFORMATION

Additional Information

The Company’s reports on Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website, www.predictive-oncology.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Our Audit Committee Charter, Nominating and Governance Committee Charter, and Compensation Committee Charter are also available at our website, as described above.

By Order of the Board of Directors

/s/ Raymond Vennare

Raymond Vennare
Chief Executive Officer

Pittsburgh, Pennsylvania

October          , 2025

APPENDIX A

PREDICTIVE ONCOLOGY INC.
2024 Equity INCENTIVE PLAN

1. Purpose. The purpose of the 2024 Equity Incentive Plan (the “Plan”) of Predictive Oncology Inc. (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, certain key consultants and directors of the Company. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company (“Common Stock”) or other incentive awards on terms determined under this Plan.

2. Administration. The Plan shall be administered by the board of directors of the Company (the “Board of Directors”) or by a stock option or compensation committee (the “Committee”) of the Board of Directors. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the Board of Directors. Each member of the Committee shall be (a) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (b) shall be independent directors under listing rules of The Nasdaq Stock Market or, if the Company is no longer listed on The Nasdaq Stock Market, then any national securities exchange on which the Company’s common stock may be listed. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3. Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 6); (b) stock appreciation rights (“SARs”) (Section 7); (c) stock awards (Section 8); (d) restricted stock (Section 8); restricted stock units (Section 8) and performance awards (Section 9). Subject to the specific limitations provided in this Plan, payment of Incentives may be in the form of cash, Common Stock or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose.

5. Shares Subject to the Plan.

5.1 Number of Shares. Subject to adjustment as provided in Section 10.5, the maximum number of Shares available for issuance under this Plan shall not exceed (i) 1,000,000, which number includes the number of Shares remaining available for issuance under the Prior Plan as of the Effective Date (as defined in Section 10.1) but not subject to outstanding awards as of the Effective Date; plus (ii), as contemplated in Section 5.2, the number of Shares subject to awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such Shares after the Effective Date. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Shares of Common Stock that are issued under the Plan or are subject to Incentives awarded under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.

5.2 Cancellation. If an Incentive granted under the Plan or under the Prior Plan expires or is terminated or canceled unexercised as to any shares of Common Stock or forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan pursuant to another Incentive. If any Shares subject to an Incentive granted under the Plan or under the Prior Plan are withheld or applied as payment in connection with the exercise of an Incentive (including the withholding of Shares on the exercise of a stock option or the exercise of an SAR that is settled in Shares) or the withholding or payment of taxes related thereto, such Shares shall not again be available for grant under the Plan.

5.3 Type of Common Stock. Common Stock issued under the Plan in connection with Incentives will be authorized and unissued shares.

5.4 Limitation on Awards Granted to Non-Employee Directors. No member of the Board of Directors who is not also an employee of the Company may be granted any Incentive or Incentives that exceed in the aggregate $100,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year (provided that service solely as a director, or payment of a fee for such services, will not cause a director to be considered an “employee” for purposes of this Section 5.4). The foregoing limit shall not apply to any Incentive made pursuant to any election by the directors, if permitted by the Committee, to receive an Incentive in lieu of all or a portion of annual and committee cash retainers and meeting fees.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1 Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.5. Notwithstanding the foregoing sentence, the option price per share shall not be less than the Fair Market Value (as defined in Section 10.14) of the Common Stock on the Grant Date (as defined in Section 10.15).

6.2 Number. The number of shares of Common Stock subject to a stock option shall be determined by the Committee, subject to adjustment as provided in Section 10.5. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the stock option.

6.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the first sentence of this paragraph, the Committee may extend the term of any stock option to the extent provided in Section 10.3.

6.4 Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) unless otherwise provided in the option agreement, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) unless otherwise provided in the option agreement, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations consistent with Section 10.7, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Before the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):

(a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking Incentive Stock Options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

(b) Any option agreement for an Incentive Stock Option under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the Grant Date.

(e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the Grant Date.

(f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Code Section 422) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the Grant Date and (ii) such Incentive Stock Options shall expire no later than five years after the Grant Date.

7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, the amount of which is determined pursuant to the formula set forth in Section 7.5. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1 Price. The exercise price per share of any SAR granted without reference to a stock option shall be determined by the Committee, subject to adjustment under Section 10.5. Notwithstanding the foregoing sentence, the exercise price per share shall not be less than the Fair Market Value of the Common Stock on the Grant Date.

7.2 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.5. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR relates shall be reduced in the same proportion that the holder of the option exercises the related stock option.

7.3 Duration. Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the Grant Date. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR. Subject to the first sentence of this paragraph, the Committee may extend the term of any SAR to the extent provided in Section 10.3.

7.4 Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.5.

7.5 Issuance of Shares Upon Exercise. The number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.5); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

8. Stock Awards, Restricted Stock and Restricted Stock Units. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, with or without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price, if any, determined by the Committee and subject to restrictions on their sale or other transfer by the participant. Restricted stock units represent the right to receive shares of Common Stock at a future date. The transfer of Common Stock pursuant to stock awards, the transfer or sale of restricted stock and restricted stock units shall be subject to the following terms and conditions:

8.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit, shall be determined by the Committee.

8.2 Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3 Restrictions. All shares of restricted stock transferred or sold by the Company hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) re-sell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment, service on the Board of Directors or consulting engagement during any period in which such shares are subject to restrictions; and

(c) such other conditions or restrictions as the Committee may deem advisable.

8.4 Enforcement of Restrictions. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock or restricted stock units shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend that refers to the Plan and the restrictions imposed under the applicable agreement. At the Committee’s election, shares of restricted stock may be held in book entry form subject to the Company’s instructions until any restrictions relating to the restricted stock grant lapse.

8.5 End of Restrictions. Subject to Section 10.4, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir. Subject to Section 10.4, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

8.6 Rights of Holders of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

8.7 Settlement of Restricted Stock Units. Restricted stock units may be satisfied by delivery of shares of stock, cash equal to the Fair Market Value of the specified number of shares covered by the restricted stock units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

8.8 Dividend Equivalents. In connection with any award of restricted stock units, the Committee may grant the right to receive cash, shares of stock or other property equal in value to dividends paid with respect to the number of shares represented by the restricted stock units (“Dividend Equivalents”). Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any award of restricted stock units shall be either (a) paid with respect to such restricted stock units at the dividend payment date in cash or in shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (b) deferred with respect to such restricted stock units and the amount or value thereof automatically deemed reinvested in additional restricted stock units until the time for delivery of shares (if any) pursuant to the terms of the restricted stock unit award.

9. Performance Awards. The right of a participant to exercise or receive a grant or settlement of any Incentive, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee (such an Incentive is referred to as a “Performance Award”). The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to change the amounts payable under any Incentive subject to performance conditions.

10. General.

10.1 Plan Effective Date; Termination of Plan. This Plan shall become effective following (i) the date of its approval by the Board and (ii) its approval by stockholders of the Company within twelve months after such adoption (the “Effective Date”). Unless earlier terminated by the Board and subject to any extension that may be approved by stockholders, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date. After the termination of this Plan either upon such stated termination date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

10.2 Non-transferability of Incentives. No stock option, SAR, restricted stock or stock award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options (other than stock options intended to qualify as Incentive Stock Options pursuant to Section 6.5) may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Code Section 501(c)(3). During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by this Section 10.2.

10.3 Effect of Termination or Death. If a participant ceases to be an employee of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be set forth in the agreement, if any, applicable to the Incentive, or otherwise as determined by the Committee; provided, however, the term of an Incentive may not be extended beyond the term originally prescribed when the Incentive was granted, unless the Incentive satisfies (or is amended to satisfy) the requirements of Code Section 409A, including the rules and regulations promulgated thereunder (together, “Code Section 409A”); and provided further that the term of an Incentive may not be extended beyond the maximum term permitted under this Plan.

10.4 Restrictions under Securities Laws. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.5 Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, and the other numbers of shares of Common Stock provided in the Plan, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.6 Incentive Plans and Agreements. Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options. The Committee shall communicate the key terms of each award to the participant promptly after the Committee approves the grant of such award.

10.7 Withholding.

(a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. If so permitted by the Committee at the time of the award of any Incentive or at a later time, at any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR or upon vesting of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold, from the distribution or from such shares of restricted stock, shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made before the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

10.8 No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.9 Payments Under Incentives. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Except as permitted under Section 10.16, payments and distributions may not be deferred under any Incentive unless the deferral complies with the requirements of Code Section 409A.

10.10 Amendment of the Plan. The Board of Directors may amend, alter, suspend, or discontinue the Plan at any time. However, no such amendment, alteration, suspension, or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.11 Amendment of Agreements for Incentives; No Repricing. Except as otherwise provided in this Section 10.11 or Section 10.16, the terms of an existing Incentive may be amended by agreement between the Committee and the participant. Notwithstanding the foregoing sentence, in the case of a stock option or SAR, no such amendment shall (a) without shareholder approval, lower the exercise price of a previously granted stock option or SAR, cancel a stock option or SAR when the exercise price per share exceeds the Fair Market Value of the underlying shares in exchange for another Incentive or cash, or take any other action with respect to a stock option that may be treated as a repricing under the federal securities laws or generally accepted accounting principles; or (b) extend the term of the Incentive, except as provided in Sections 10.3 and 10.16.

10.12 Vesting Upon Change in Control. Upon the occurrence of an event satisfying the definition of “Change in Control” with respect to a particular Incentive, unless otherwise provided in the agreement for the Incentive, such Incentive shall become vested and all restrictions shall lapse. The Committee may, in its discretion, include such further provisions and limitations in any agreement for an Incentive as it may deem desirable. For purposes of this Section 10.12, “Change in Control” means the occurrence of any one or more of the following:

(a) a merger, consolidation, statutory exchange or reorganization approved by the Company’s shareholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the successor corporation are immediately thereafter beneficially owned directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(b) any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) under the 1934 Act, as amended (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) thirty percent (30%) or more of the total combined voting power of the securities (determined by the power to vote with respect to the elections of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s shareholders;

(c) there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or

(d) individuals who, on the Effective Date, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (i) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Incentives subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply); and (ii) a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (b) solely as the result of a repurchase or other acquisition of securities by Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by any person to thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities; provided, however, that if any person referred to in this clause (ii) shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from Company) and immediately thereafter beneficially owns thirty percent (30%) or more of the combined voting power of all of the then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (b).

10.13 Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to any one or more of the following:

(a) providing that the Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately before such transaction (with appropriate adjustment for the exercise price, if any), (ii) SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately before such transaction, and (iii) any Incentive under the Employment Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

(b) providing that participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days before the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(c) providing that the Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(d) to the extent that the vesting of any Incentives is not accelerated pursuant to Section 10.12, providing that all unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.13 to the extent necessary to comply with Section 16(b) of the 1934 Act, the Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.14 Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee determines in good faith to be 100% of the fair market value of such a share as of the date in question. Notwithstanding the foregoing:

(a) If such shares are listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange on the applicable date. If such U.S. securities exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange.

(b) If such shares are publicly traded but are not listed on a U.S. securities exchange, then Fair Market Value shall be determined by reference to the trading price of a share of Common Stock on such date (or, if the applicable market is closed on such date, the last date on which the Common Stock was publicly traded), by a method consistently applied by the Committee.

(c) If such shares are not publicly traded, then the Committee’s determination will be based upon a good faith valuation of the Company’s Common Stock as of such date, which shall be based upon such factors as the Committee deems appropriate. The valuation shall be accomplished in a manner that complies with Code Section 409A and shall be consistently applied to Incentives under the Plan.

10.15 Definition of Grant Date. For purposes of this Plan, the “Grant Date” of an Incentive shall be the date on which the Committee approved the award or, if later, the date established by the Committee as the date of grant of the Incentive.

10.16 Compliance with Code Section 409A.

(a) Except to the extent such acceleration or deferral is permitted by the requirements of Code Section 409A, neither the Committee nor a participant may accelerate or defer the time or schedule of any payment of, or the amount scheduled to be paid under, an Incentive that constitutes Deferred Compensation (as defined in paragraph(d) below); provided, however, that payment shall be permitted if it is in accordance with a “specified time” or “fixed schedule” or on account of “separation from service,” “disability,” death, “change in control” or “ unforeseeable emergency” (as those terms are defined under Code Section 409A) that is specified in the agreement evidencing the Incentive.

(b) Notwithstanding anything in this Plan, unless the agreement evidencing the Incentive specifically provides otherwise, if a participant is treated as a Specified Employee (as defined in paragraph (d) and as determined under Code Section 409A by the Committee in good faith) as of the date of his or her “separation from service” as defined for purposes of Code Section 409A, the Company may not make payment to the participant of any Incentive that constitutes Deferred Compensation, earlier than 6 months following the participant’s separation from service (or if earlier, upon the Specified Employee’s death), except as permitted under Code Section 409A. Any payments that otherwise would be payable to the Specified Employee during the foregoing 6-month period will be accumulated and payment delayed until the first date after the 6-month period. The Committee may specify in the Incentive agreement, that the amount of the Deferred Compensation delayed under this paragraph shall accumulate interest, earnings or Dividend Equivalents (as applicable) during the period of such delay.

(c) The Committee may, however, reform any provision in an Incentive that is intended to comply with (or be exempt from) Code Section 409A, to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A.

(d) For purposes of this Section 10.16, “Deferred Compensation” means any Incentive under this Plan that provides for the “deferral of compensation” under a “nonqualified deferred compensation plan” (as those terms are defined under Code Section 409A) and that would be subject to the taxes specified in Code Section 409A(a)(1) if and to the extent that the Plan and the agreement evidencing the Incentive do not meet or are not operated in compliance with the requirements of paragraphs (a)(2), (a)(3) and (a)(4) of Code Section 409A . Deferred Compensation shall not include any amount that is otherwise exempt from the requirements of Code Section 409A. A “Specified Employee” means a Participant who is a “key employee” as described in Code Section 416 (i) (disregarding paragraph (5) thereof) at any time during the Company’s fiscal year ending on January 31, or such other “identification date” that applies consistently for all plans of the Company that provide “deferred compensation” that is subject to the requirements of Code Section 409A. Each participant will be identified as a Specified Employee in accordance with Code Section 409A, including with respect to the merger of the Company with any other company or any spin-off or similar transaction, and such identification shall apply for the 12-month period commencing on the first day of the fourth month following the identification date. Notwithstanding the foregoing, no participant shall be a Specified Employee unless the stock of the Company (or other member of a “controlled group of corporations” as determined under Code Section 1563) is publicly traded on an established securities market (or otherwise) as of the date of the participant’s “separation from service” as defined in Code Section 409A.

10.17 Prior Plan. Notwithstanding the adoption of this Plan by the Board of Directors and its approval by the shareholders, the Company’s 2012 Amended and Restated Stock Incentive Plan, as it has been amended from time to time (the “Prior Plan”), shall remain in effect, and all grants and awards made under the Prior Plan shall be governed by the terms of the Prior Plan. From and after the Effective Date, no further grants and awards shall be made under the Prior Plan.

10.18 Clawback/Recovery. The awards granted under this Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law or regulation, any of which could in certain circumstances require reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition of awards or any shares of Common Stock or other cash or property received with respect to the awards (including any value received from a disposition of the shares acquired upon payment of the awards).

AMENDMENT NO. 1

TO THE
PREDICTIVE ONCOLOGY INC.

2024 EQUITY INVENTIVE PLAN

THIS AMENDMENT NO. 1 (the “Amendment”) to the Predictive Oncology Inc. 2024 Equity Incentive Plan (the “Plan”) is adopted as of [_____], 2025, subject to and effective upon the approval of the shareholders of Predictive Oncology Inc. (the “Company”) at the Company’s 2025 annual meeting of stockholders.

W I T N E S S E T H:

WHEREAS, the Company maintains the Plan; and

WHEREAS, Section 10.10 of the Plan authorizes the Board of Directors of the Company (the “Board”) to amend the Plan from time to time for certain purposes, subject to shareholder approval, as applicable; and

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares authorized for issuance in connection with awards granted under the Plan and to fix the maximum number of shares that may be issued upon exercise of Incentive Stock Options (as defined in the Plan) granted under the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows, and effective upon the approval of the shareholders at the Company’s 2025 annual meeting of stockholders:

1.         Section 5.1 of the Plan is amended by replacing the current provision therein in total with the following:

“5.1 Number of Shares. Subject to adjustment as provided in Section 10.5, the maximum number of Shares available for issuance under this Plan shall not exceed (i) 1,066,667, which number includes the number of Shares remaining available for issuance under the Prior Plan as of the Effective Date (as defined in Section 10.1) but not subject to outstanding awards as of the Effective Date; plus (ii), as contemplated in Section 5.2, the number of Shares subject to awards outstanding under the Prior Plan as of the Effective Date but only to the extent that such outstanding awards are forfeited, expire or otherwise terminate without the issuance of such Shares after the Effective Date. The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under this Plan shall be 500,000. Any Shares delivered under this Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. Shares of Common Stock that are issued under the Plan or are subject to Incentives awarded under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.”

***********

This Amendment to the Plan shall be effective as of the date indicated above. The Plan, as modified by the terms of this Amendment, shall continue in full force and effect from and after the date of the adoption of this Amendment.

PRELIMINARY COPY – SUBJECT TO COMPLETION

PREDICTIVE ONCOLOGY INC.

ANNUAL MEETING OF STOCKHOLDERS

NOVEMBER 25, 2025

THIS REVOCABLE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Raymond Vennare and Josh Blacher, and each of them as proxies, each with full power of substitution, and authorizes them to represent and to vote all the shares of capital stock of Predictive Oncology Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders and any adjournments or postponement thereinafter specified upon the proposals listed and as more particularly described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY, IF PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED IT WILL BE VOTED “FOR” THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3, 4 AND 5, AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifying the Company’s Corporate Secretary at the Annual Meeting of the undersigned’s decision to revoke this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Company’s Corporate Secretary at the address set forth on the Notice of Annual Meeting, by voting via the Internet at a later time or by submitting a signed, later-dated proxy prior to a vote being taken on a proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting, the Proxy Statement for the Annual Meeting, and the Annual Report on Form 10-K.

Please complete, sign and date this proxy and return it promptly in the enclosed envelope.

The Board of Directors unanimously recommends a vote “FOR” proposals 2, 3, 4 and 5.

1.       Elect two Class I Directors.

		FOR	WITHHOLD
1.	Daniel E. Handley, M.S., Ph.D.	☐	☐
2.	Chuck Nuzum	☐	☐

2.      Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.       Vote on a proposal to approve an amendment to the 2024 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.       Vote on a proposal to approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of 14,903,393 shares of the Company’s common stock upon the exercise of pre-funded warrants to purchase 14,903,393 shares of common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.       Vote on a non-binding advisory resolution to approve compensation of the Company’s executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Date:

Signature of Stockholder

Signature of Stockholder

NOTE: Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title.  If shares are held jointly, each holder should sign.

☐  I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS:

VOTING INSTRUCTIONS ON REVERSE SIDE

Voting Instructions

You may vote your proxy in the following ways:

 Via Internet:

 Login to http://www.annualgeneralmeetings.com/poai2025/

Enter your control number (12 digit number located below)

  Via Mail:

Pacific Stock Transfer Company

c/o Proxy Department

6725 Via Austi Parkway, Suite 300

Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week.  Internet voting is available through 11:59 p.m., Eastern Time, on November 24, 2025.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.